UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2005

ALICO, INC.

(Exact Name of Registrant as Specified in Charter)

FLORIDA	0-261	59-0906081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

POST OFFICE BOX 338, LA BELLE, FLORIDA	33975
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (863) 675-2966

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

The Company has received a letter from the Listing Qualifications staff of Nasdaq Stock Market, Inc. (the “Staff”), dated February 8, 2005, confirming that the Company does not meet the independent director, compensation committee, nomination committee or audit committee requirements for continued listing on The Nasdaq Stock Market under Marketplace Rules 4350(c)(1), 4350(c)(3), 4350(c)(4)(A) and 4350(d)(2), respectively. The cited rules all require, in part, that the referenced committees be comprised of a minimum number of independent directors or of a majority of independent directors. The non-compliance resulted from the recently announced resignation of directors Richard C. Ackert, William L. Barton, Larry A. Carter, Stephen M. Mulready and Thomas E. Oakley (the “Independent Directors”), who resigned as directors of the board of Alico on February 1, 2005. The Company issued appropriate press releases and filed Current Reports on Form 8-K in connection with the resignation of these directors, noting the impact that their resignation had on the Company’s various committees and on the Company’s annual meeting originally scheduled for February 11, 2005. On February 3, 2005 the Company’s counsel had notified the Staff of the resignation of the Independent Directors as disclosed in the Company’s Current Report on Form 8-K with an effective filing date of February 3, 2005. The letter to the Staff noted that such resignation resulted in the Company’s noncompliance with the Audit Committee independence requirements and also affected other committees. At the time of such letter, the Company had committed to identify suitable nominees to replace the Independent Directors who resigned and to submit the names of such persons to the stockholders in a revised proxy statement to be prepared and circulated promptly upon confirmation of the new slate of directors as disclosed in the Company’s previous 8-K filing.

The Staff’s letter to the Company indicated that the Company’s eligibility for continued listing on the Nasdaq Stock Market was being reviewed and requested that the Company provide to the Staff, on or before February 23, 2005, a specific plan and timetable to achieve compliance with the Marketplace Rules. The Staff’s letter also asked that the Company address the concerns raised by the Independent Directors in their resignation letter, providing a detailed narrative as to the reasons the Company and Atlantic Blue Trust, Inc. (“ABT”) declined to implement the five proposals advanced by the Independent Directors.

The Company intends to submit to the Staff a specific plan and timetable to achieve compliance and will at that time also address the Staff’s other questions. The Company is currently working to identify suitable nominees to replace the Independent Directors who resigned.

Copies of the correspondence to date between the Company, including its counsel, and the Staff are attached as Exhibits to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibits are included with this Report:

Exhibit 99.1-	Letter from the Company’s counsel to the Nasdaq Stock Market, dated February 3, 2005.

Exhibit 99.2	Letter from the Nasdaq Stock Market to the Company, dated February 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.
(Registrant)

Date: February 10, 2005	By:	/s/ W. BERNARD LESTER
W. Bernard Lester
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.01	Letter from the Company’s counsel to the Nasdaq Stock Market, dated February 3, 2005.

Exhibit 99.02	Letter from the Nasdaq Stock Market to the Company, dated February 8, 2005.